SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2000
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                        PHOENIX INTERNATIONAL LTD., INC.

                            (Exact Name of Registrant

                          as Specified in its Charter)




Florida                        0-20397                            59-3171810
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(State or Other              (Commission                     (I.R.S. Employer
Jurisdiction of              File Number)                  Identification No.)
Incorporation)




500 International Parkway, Heathrow, Florida                        32746
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(Address of Principal Executive Offices)                        (Zip Code)




             Registrant's telephone number, including area code: (407) 548-5100
                                                                 --------------




                                       N/A
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

         1. POTENTIAL CHANGE OF CONTROL. On August 22, 2000, Phoenix filed a form 8-K informing that Phoenix had entered into an exclusivity agreement with London Bridge Software Holdings plc. On September 22, 2000, Phoenix and London Bridge extended the period of exclusivity through October 8, 2000, and agreed to negotiate in good faith with respect to the execution by that date of a definitive agreement providing for the acquisition of Phoenix by London Bridge and the extension by London Bridge of a working capital line of credit of up to $10 million for interim financing. On October 7, 2000, the parties agreed to extent the exclusivity period through October 31, 2000 on the same terms.

         2. FORWARD LOOKING STATEMENTS. This filing and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include all statements that are not statements of historical fact and relate to the intent, belief, plans or expectations of Phoenix, its management, and its customers with respect to, among other things: (i) the impact of the Phoenix System on the bank's operations and prospects; (ii) Phoenix's future financial condition or results of operations; (iii) Phoenix's growth and operating strategy. Words like "plans," "intends," "believes," "signifies," "estimates," "anticipate," "will " and words of similar meaning are intended to identify forward-looking statements. Actual results may vary significantly from the forward-looking statements. Among the key risks, assumptions and factors are (i) whether the market will accept new products and services offered by Phoenix now and in the future, including those to be offered through Phoenix's data centers; (ii) whether Phoenix can attract new customers and the timing of customer contracts;
(iii) Phoenix's ability to expand and leverage its sales force, marketing alliances and other distribution channels; (iv) fluctuations in Phoenix's quarterly and annual results of operations; (v) the impact of negative publicity on Phoenix and its operations; (vi) competition; (vii) Phoenix's ability to become profitable and manage its cash flow; (viii) whether Phoenix will be able to negotiate or complete an transaction with London Bridge software Holdings plc; (ix) whether or not the Nasdaq Stock Market will allow Phoenix securities to trade or even continue to be listed on Nasdaq; (x) whether Phoenix will continue to have sufficient capital for its operations; and other factors that are discussed in detail in Phoenix's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and the Risk Factors
section in Phoenix's Registration Statement on Form S-1 (Registration No. 333-31415), as declared effective by the Securities and Exchange Commission on August 13, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (C)      EXHIBITS.

99.1 Extension to Exclusivity Agreement dated October 7, 2000, between Phoenix International Ltd., Inc., and London Bridge Software Holdings plc


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PHOENIX INTERNATIONAL LTD., INC.



                                           By:     /s/ Bahram Yusefzadeh
                                                 -------------------------------
                                                    Name:  Bahram Yusefzadeh
                                                    Title: Chairman and CEO

Dated: October 9, 2000